Effect of changes and other accounting matters on insurance assets and liabilities	6 Months Ended
Jun. 30, 2018
Effect of changes and other accounting matters on insurance assets and liabilities
Effect of changes and other accounting matters on insurance assets and liabilities

B3     Effect of changes and other accounting matters on insurance assets and liabilities

The following matters are relevant to the determination of the half year 2018 results:

(a)     Asia insurance operations

In half year 2018, the IFRS operating profit based on longer-term investment returns for Asia insurance operations included a net credit of £69 million (half year 2017: £54 million) representing a small number of items that are not expected to reoccur, including the impact of a refinement to the run-off of the allowance for prudence within technical provisions.

(b)     UK and Europe insurance operations

Annuity business

Allowance for credit risk

For IFRS reporting, the results for UK shareholder-backed annuity business are particularly sensitive to the allowances made for credit risk. The allowance is reflected in the deduction from the valuation rate of interest used for discounting projected future annuity payments to policyholders that would have otherwise applied. The credit risk allowance comprises an amount for long-term best estimate defaults and additional provisions for credit risk premium, the cost of downgrades and short-term defaults.

The IFRS credit risk allowance made for the UK shareholder-backed fixed and linked annuity business equated to 44 basis points at 30 June 2018 (30 June 2017: 43 basis points). The allowance represented 26 per cent of the bond spread over swap rates (30 June 2017:  28 per cent).

The reserves for credit risk allowance at 30 June 2018 for the UK shareholder-backed business were £1.1 billion (31 December 2017:  £1.6 billion).  The 30 June 2018 credit risk allowance information is after reflecting the impact of the reinsurance of £12.0 billion of the UK shareholder-backed annuity portfolio to Rothesay Life entered into in March 2018. See note D1 for further details.

Longevity reinsurance and other management actions

Aside from the aforementioned reinsurance agreement with Rothesay Life, no new longevity reinsurance transactions were undertaken in the first half of 2018 (half year 2017: longevity reinsurance transactions covering £0.6 billion of IFRS annuity liabilities contributed £31 million to profit). Other management actions generated profits of £63 million (half year 2017: £157 million).

Review of past annuity sales

Prudential has agreed with the Financial Conduct Authority (FCA) to review annuities sold without advice after 1 July 2008 to its contract-based defined contribution pension customers. The review is examining whether customers were given sufficient information about their potential eligibility to purchase an enhanced annuity, either from Prudential or another pension provider. A gross provision of £400 million, before costs incurred, had been established at 31 December 2017 to cover the costs of undertaking the review and any related redress. Following a reassessment of the provision held, no further amount has been provided in the first half of 2018. The ultimate amount that will be expended by the Group on the review, which is currently expected to be completed in 2019, remains uncertain. In the first half of 2018, the Group agreed with its professional indemnity insurers that they will meet £166 million of the Group’s claims costs, which will be paid as the Group incurs costs/redress. This has been recognised on the Group’s balance sheet within “Other debtors” at 30 June 2018.